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                                                                   Exhibit 24.1



                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints James W. Cuminale his or her true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to (i) approve and sign an annual report on Form 10-K with the Securities and Exchange Commission, and any or all amendments thereto, and to file the same, with all exhibits thereto, and (ii) approve and sign other documents in connection therewith, with the Securities and Exchange Commission and to file the same, with all exhibits thereto, and granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all actions his or her said attorney-in-fact and agent or his or her substitute may lawfully do or cause to be done by virtue thereof.

  This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

  Dated: March 17, 2000


Name
----

/s/ Michael T. Smith
--------------------------------
Michael T. Smith


/s/ Roxanne S. Austin
--------------------------------
Roxanne S. Austin


/s/ Patrick J. Costello
--------------------------------
Patrick J. Costello


/s/ Dennis F. Hightower
--------------------------------
Dennis F. Hightower


/s/ James M. Hoak
--------------------------------
James M. Hoak


/s/ R. Douglas Kahn
--------------------------------
R. Douglas Kahn


/s/ Stephen R. Kahn
--------------------------------
Stephen R. Kahn


/s/ Tig H. Krekel
--------------------------------
Tig H. Krekel


/s/ Jack A. Shaw
--------------------------------
Jack A. Shaw


/s/ Joseph R. Wright, Jr.
--------------------------------
Joseph R. Wright, Jr.


/s/ Kenneth N. Heintz
--------------------------------
Kenneth N. Heintz

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